Supplement dated March 16, 2012

to the Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 Shares Prospectus

for Principal Funds, Inc.

dated February 29, 2012

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

LargeCap Value Fund III

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings for Westwood Management Corp., insert the following:

•         Todd Williams (since 2012), Senior Vice President and Portfolio Manager

Smallcap Value Fund II

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings for Dimensional Fund Advisors, LP, delete the information and substitute:

•         Joseph H. Chi (since 2012), Senior Portfolio Manager, Vice President, and Chairman of the Investment Committee

•         Stephen A. Clark (since 2008), Senior Portfolio Manager, Vice President, and Member of the Investment Committee

•         Jed S. Fogdall (since 2012), Senior Portfolio Manager, Vice President, and Member of the Investment Committee

•         Henry F. Gray (since 2012), Head of Global Equity Trading, Vice President, and Member of the Investment Committee

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the section for Dimensional Fund Advisors LP, make the following changes.

Delete the second paragraph (it begins “In accordance with the team approach used to manage the portfolios”) and substitute:

In accordance with the team approach used to manage the portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by Dimensional's Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. The individuals named in the Fund summary coordinate the efforts of all other portfolio managers and portfolio traders with respect to Dimensional's day to day management of the portion of the SmallCap Value Fund II allocated to it.

Add the following:

Joseph H. Chi has been with Dimensional since 2005. He earned a BS and MBA from the University of California, Los Angeles and a JD from the University of Southern California.

Jed S. Fogdall has been with Dimensional since 2004.He earned a BS from Purdue University and an MBA from the University of California, Los Angeles.

Henry F. Gray has been with Dimensional since 1995. He earned an AB from Princeton University and an MBA from the University of Chicago.

In the Section for Principal Real Estate Investors, LLC, delete the information related to Matt Richmond and substitute:

Matt Richmond has been with Principal – REI since 1994. He earned a bachelor’s degree in Finance from University of Nebraska and an M.B.A. from the University of Iowa.

In the section for Westwood Management Corp., add the following:

Todd Williams has been with Westwood since 2002. Mr. Williams earned a Bachelor of Business Administration in Finance from Southern Methodist University. Mr. Williams has earned the right to use the Chartered Financial Analyst designation.

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